Exhibit 99.1   NEWS RELEASE
As previously announced, TDS will hold a teleconference May 3, 2019, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
 FOR IMMEDIATE RELEASE
TDS reports first quarter 2019 results

CHICAGO (May 2, 2019) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,257 million for the first quarter of 2019, versus $1,225 million for the same period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $59 million and $0.50, respectively, for the first quarter of 2019 compared to $39 million and $0.34, respectively, in the same period one year ago.
"The TDS family of companies made a strong start to 2019," said LeRoy T. Carlson, Jr., TDS President and CEO. "U.S. Cellular improved customer results, grew revenues and increased profitability. TDS Telecom increased profitability, grew broadband penetration and expanded fiber deployment.
"U.S. Cellular increased postpaid handset gross additions and achieved impressive postpaid handset churn. Greater customer adoption of Unlimited Plans increased customer satisfaction and generated higher average revenue per user. Continued growth in additional revenue sources, such as roaming from other carriers, combined with U.S. Cellular’s diligent focus on cost management resulted in an increase in profitability.
"At TDS Telecom we are pleased with the success of our fiber expansion growth in strategic markets, and we look forward to further expanding our out-of-territory markets to growing areas in Wisconsin and other attractive areas later this year. Cable operations achieved strong growth in broadband connections, generating both higher cable revenues and Adjusted EBITDA. We are on-plan to meet the increased data speed obligations under the Alternative Connect America Cost model (A-CAM). We are very pleased to accept the FCC’s additional funding for A-CAM, offered to TDS Telecom earlier this past quarter. This additional support will further TDS Telecom's capacity and commitment to provide higher broadband speeds to more of our most rural customers."

2019 Estimated Results

TDS’ current estimates of full-year 2019 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of May 2, 2019.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from estimated results.

2019 Estimated Results
	U.S. Cellular		TDS Telecom		TDS (1)
	Previous	Current	Previous	Current	Previous	Current
(Dollars in millions)
Total operating revenues	$4,100-$4,300	$4,000-$4,200*	$900-$950	Unchanged	$5,225-$5,475	$5,125-$5,375
Adjusted OIBDA (2)	$725-$875	Unchanged	$280-$310	Unchanged	$1,000-$1,180	Unchanged
Adjusted EBITDA (2)	$900-$1,050	Unchanged	$290-$320	Unchanged	$1,185-$1,365	Unchanged
Capital expenditures	$625-$725	Unchanged	$300-$350	Unchanged	$940-$1,090	Unchanged
 *Change represents lower equipment sales revenues.

The following tables provide reconciliations of Net income to Adjusted OIBDA and Adjusted EBITDA for 2019 estimated results, actual results for the three months ended March 31, 2019, and actual results for the year ended December 31, 2018. In providing 2019 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2019 Estimated Results
	U.S. Cellular	TDS Telecom	TDS (1)
(Dollars in millions)
Net income (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income before income taxes (GAAP)	$70-$220	$85-$115	$60-$240
Add back:
Interest expense	115	—	175
Depreciation, amortization and accretion expense	700	205	935
EBITDA (Non-GAAP) (2)	$885-$1,035	$290-$320	$1,170-$1,350
Add back or deduct:
(Gain) loss on asset disposals, net	15	—	15
Adjusted EBITDA (Non-GAAP) (2)	$900-$1,050	$290-$320	$1,185-$1,365
Deduct:
Equity in earnings of unconsolidated entities	155	—	155
Interest and dividend income	20	10	30
Adjusted OIBDA (Non-GAAP) (2)	$725-$875	$280-$310	$1,000-$1,180

	Actual Results
	Three Months Ended March 31, 2019			Year Ended December 31, 2018
	U.S. Cellular	TDS Telecom	TDS (1)	U.S. Cellular	TDS Telecom	TDS (1)
(Dollars in millions)
Net income (GAAP)	$58	$31	$70	$164	$89	$175
Add back or deduct:
Income tax expense	27	10	34	51	16	46
Income before income taxes (GAAP)	$85	$40	$104	$215	$105	$221
Add back:
Interest expense	29	—	43	116	(2)	172
Depreciation, amortization and accretion expense	169	50	227	640	212	883
EBITDA (Non-GAAP) (2)	$283	$90	$374	$971	$315	$1,276
Add back or deduct:
(Gain) loss on asset disposals, net	2	(7)	(5)	10	(2)	9
(Gain) loss on sale of business and other exit costs, net	(2)	—	(2)	—	—	—
(Gain) loss on license sales and exchanges, net	(2)	—	(2)	(18)	—	(18)
Adjusted EBITDA (Non-GAAP) (2)	$281	$83	$365	$963	$313	$1,267
Deduct:
Equity in earnings of unconsolidated entities	44	—	44	159	—	160
Interest and dividend income	6	3	9	15	8	26
Other, net	—	—	—	(1)	2	2
Adjusted OIBDA (Non-GAAP) (2)	$231	$80	$312	$790	$303	$1,079
Numbers may not foot due to rounding.

(1)	The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments.

(2)
EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above.  EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income (loss) before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for March 31, 2019, can be found on TDS' website at investors.tdsinc.com.

Conference Call Information
TDS will hold a conference call on May 3, 2019 at 9:00 a.m. Central Time.

▪	Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/30427.

▪	Access the call by phone at 877-273-7192 (US/Canada), conference ID: 7998799.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, U.S. Cellular, TDS Telecom, BendBroadband and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed 9,400 people as of March 31, 2019.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations
312-592-5341
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
U.S. Cellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Retail Connections
Postpaid
Total at end of period	4,440,000	4,472,000	4,466,000	4,468,000	4,481,000
Gross additions	137,000	179,000	172,000	146,000	129,000
Feature phones	4,000	4,000	3,000	5,000	5,000
Smartphones	98,000	132,000	130,000	106,000	91,000
Connected devices	35,000	43,000	39,000	35,000	33,000
Net additions (losses)	(32,000)	6,000	(1,000)	(13,000)	(37,000)
Feature phones	(13,000)	(11,000)	(14,000)	(12,000)	(15,000)
Smartphones	(1,000)	31,000	29,000	17,000	(1,000)
Connected devices	(18,000)	(14,000)	(16,000)	(18,000)	(21,000)
ARPU (1)	$45.44	$45.58	$45.31	$44.74	$44.34
ARPA (2)	$118.84	$119.60	$119.42	$118.57	$118.22
Churn rate (3)	1.26%	1.29%	1.29%	1.19%	1.23%
Handsets	0.99%	1.00%	1.02%	0.92%	0.97%
Connected devices	3.08%	3.20%	3.04%	2.85%	2.79%
Prepaid
Total at end of period	503,000	516,000	528,000	527,000	525,000
Gross additions	61,000	66,000	80,000	78,000	88,000
Net additions (losses)	(13,000)	(12,000)	1,000	2,000	6,000
ARPU (1)	$33.44	$32.80	$32.09	$32.32	$31.78
Churn rate (3)	4.92%	4.98%	4.98%	4.83%	5.27%
Total connections at end of period (4)	4,995,000	5,041,000	5,050,000	5,051,000	5,063,000
Market penetration at end of period
Consolidated operating population	31,310,000	31,469,000	31,469,000	31,469,000	31,469,000
Consolidated operating penetration (5)	16%	16%	16%	16%	16%
Capital expenditures (millions)	$102	$242	$118	$86	$70
Total cell sites in service	6,537	6,531	6,506	6,478	6,473
Owned towers	4,106	4,129	4,119	4,105	4,099

(1)
Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

•	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.

•	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.

(2)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.

(3)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.

(4)	Includes reseller and other connections.

(5)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
TDS Telecom
Wireline
Residential connections
Voice (1)	271,100	274,100	278,400	282,200	286,000
Broadband (2)	236,100	235,400	237,100	234,300	230,500
Video (3)	54,300	54,000	53,100	51,500	50,300
Wireline residential connections	561,500	563,500	568,600	568,000	566,900

Total residential revenue per connection (4)	$48.16	$47.39	$47.30	$47.22	$47.04

Commercial connections
Voice (1)	127,300	130,500	134,000	137,300	140,100
Broadband (2)	20,400	20,600	20,700	20,600	20,600
managedIP (5)	132,000	134,000	138,000	141,400	143,000
Video (3)	400	400	400	400	400
Wireline commercial connections	280,100	285,400	293,100	299,600	304,000

Total Wireline connections	841,500	848,900	861,700	867,700	870,900

Cable
Cable Connections
Broadband (6)	171,100	167,400	163,600	159,400	156,800
Video (7)	101,400	102,900	102,100	101,600	100,700
Voice (8)	65,400	65,200	63,600	62,000	60,600
managedIP (5)	1,100	1,000	700	700	600
Cable connections	339,000	336,500	330,100	323,700	318,700
Numbers may not foot due to rounding.

(1)	The individual circuits connecting a customer to Wireline’s central office facilities.

(2)	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.

(3)	The number of Wireline customers provided video services.

(4)
Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.

(6)	Billable number of lines into a building for high-speed data services.

(7)
Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(8)	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (Unaudited)
Quarter Ended	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
(Dollars in millions)
Wireline	$29	$73	$41	$33	$29
Cable	13	19	13	13	11
Total TDS Telecom	$42	$91	$54	$46	$40
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2019	2018	2019 vs. 2018
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$966	$942	3%
TDS Telecom	230	231	–
All Other (1)	61	52	16%
	1,257	1,225	3%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	735	724	2%
Depreciation, amortization and accretion	169	159	6%
(Gain) loss on asset disposals, net	2	1	55%
(Gain) loss on sale of business and other exit costs, net	(2)	—	N/M
(Gain) loss on license sales and exchanges, net	(2)	(7)	69%
	902	877	3%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	150	151	(1)%
Depreciation, amortization and accretion	50	54	(7)%
(Gain) loss on asset disposals, net	(7)	—	N/M
	193	205	(6)%
All Other (1)
Expenses excluding depreciation and amortization	60	55	10%
Depreciation and amortization	8	8	(3)%
(Gain) loss on asset disposals, net	—	1	N/M
	68	63	8%
Total operating expenses	1,163	1,145	2%
Operating income (loss)
U.S. Cellular	64	65	(1)%
TDS Telecom	37	25	47%
All Other (1)	(7)	(10)	29%
	94	80	18%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	44	38	16%
Interest and dividend income	9	5	60%
Interest expense	(43)	(43)	–
Other, net	—	1	(55)%
Total investment and other income	10	1	N/M
Income before income taxes	104	81	29%
Income tax expense	34	24	41%
Net income	70	57	24%
Less: Net income attributable to noncontrolling interests, net of tax	11	18	(40)%
Net income attributable to TDS shareholders	$59	$39	53%

Basic weighted average shares outstanding	114	111	2%
Basic earnings per share attributable to TDS shareholders	$0.52	$0.35	49%

Diluted weighted average shares outstanding	116	113	3%
Diluted earnings per share attributable to TDS shareholders	$0.50	$0.34	47%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2019	2018
(Dollars in millions)
Cash flows from operating activities
Net income	$70	$57
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	227	221
Bad debts expense	25	20
Stock-based compensation expense	13	10
Deferred income taxes, net	25	26
Equity in earnings of unconsolidated entities	(44)	(38)
Distributions from unconsolidated entities	19	17
(Gain) loss on asset disposals, net	(5)	2
(Gain) loss on sale of business and other exit costs, net	(2)	—
(Gain) loss on license sales and exchanges, net	(2)	(7)
Noncash interest	1	1
Changes in assets and liabilities from operations
Accounts receivable	28	77
Equipment installment plans receivable	(10)	(17)
Inventory	(15)	(8)
Accounts payable	46	(32)
Customer deposits and deferred revenues	5	(28)
Accrued taxes	9	(24)
Accrued interest	11	11
Other assets and liabilities	(74)	(74)
Net cash provided by operating activities	327	214

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(155)	(131)
Cash paid for acquisitions and licenses	(1)	(9)
Cash received from investments	2	100
Cash paid for investments	(1)	—
Cash received from divestitures and exchanges	31	4
Advance payments for license acquisitions	(135)	—
Net cash used in investing activities	(259)	(36)

Cash flows from financing activities
Repayment of long-term debt	(5)	(5)
TDS Common Shares reissued for benefit plans, net of tax payments	(3)	9
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(1)	2
Dividends paid to TDS shareholders	(19)	(18)
Distributions to noncontrolling interests	(1)	—
Other financing activities	—	(5)
Net cash used in financing activities	(29)	(17)

Net increase in cash, cash equivalents and restricted cash	39	161

Cash, cash equivalents and restricted cash
Beginning of period	927	622
End of period	$966	$783

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	March 31, 2019 (1)	December 31, 2018
(Dollars in millions)
Current assets
Cash and cash equivalents	$959	$921
Short-term investments	17	17
Accounts receivable	1,067	1,099
Inventory, net	165	150
Prepaid expenses	91	103
Income taxes receivable	8	12
Other current assets	28	28
Total current assets	2,335	2,330

Assets held for sale	—	54

Licenses	2,222	2,195

Goodwill	509	509

Other intangible assets, net	247	253

Investments in unconsolidated entities	507	480

Property, plant and equipment, net	3,282	3,346

Operating lease right-of-use assets	965	—

Other assets and deferred charges	720	616

Total assets	$10,787	$9,783

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	March 31, 2019 (1)	December 31, 2018
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$21	$21
Accounts payable	400	365
Customer deposits and deferred revenues	203	197
Accrued interest	22	11
Accrued taxes	44	44
Accrued compensation	73	127
Short-term operating lease liabilities	110	—
Other current liabilities	92	114
Total current liabilities	965	879

Liabilities held for sale	—	1

Deferred liabilities and credits
Deferred income tax liability, net	665	640
Long-term operating lease liabilities	929	—
Other deferred liabilities and credits	446	541

Long-term debt, net	2,414	2,418

Noncontrolling interests with redemption features	11	11

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01 per share	1	1
Capital in excess of par value	2,442	2,432
Treasury shares, at cost	(505)	(519)
Accumulated other comprehensive loss	(10)	(10)
Retained earnings	2,683	2,656
Total TDS shareholders' equity	4,611	4,560

Noncontrolling interests	746	733

Total equity	5,357	5,293

Total liabilities and equity	$10,787	$9,783

(1)
As of January 1, 2019, TDS adopted the new lease accounting standard, ASC 842. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2019 amounts include the impacts of ASC 842, but 2018 amounts remain as previously reported.

Balance Sheet Highlights
(Unaudited)

	March 31, 2019
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$648	$23	$288	$—	$959
Affiliated cash investments	—	476	—	(476)	—
	$648	$499	$288	$(476)	$959

Licenses, goodwill and other intangible assets	$2,213	$749	$16	$—	$2,978
Investment in unconsolidated entities	468	4	45	(10)	507
	$2,681	$753	$61	$(10)	$3,485

Property, plant and equipment, net	$2,137	$1,021	$124	$—	$3,282

Long-term debt, net:
Current portion	$19	$1	$1	$—	$21
Non-current portion	1,601	2	811	—	2,414
	$1,620	$3	$812	$—	$2,435

TDS Telecom Highlights
(Unaudited)

	Three Months Ended March 31,
	2019	2018	2019 vs. 2018
(Dollars in millions)
Wireline
Operating revenues
Residential	$81	$80	1%
Commercial	43	48	(9)%
Wholesale	46	47	(3)%
Total service revenues	170	175	(3)%
Equipment and product sales	—	—	(18)%
	171	175	(3)%
Operating expenses
Cost of services	63	65	(3)%
Cost of equipment and products	—	—	(24)%
Selling, general and administrative expenses	47	47	–
Expenses excluding depreciation, amortization and accretion	110	112	(2)%
Depreciation, amortization and accretion	34	37	(9)%
(Gain) loss on asset disposals, net	(7)	—	N/M
	136	149	(9)%
Operating income	$34	$26	31%

Cable
Operating revenues
Residential	$49	$46	8%
Commercial	10	10	8%
	60	55	8%
Operating expenses
Cost of services	26	26	–
Selling, general and administrative expenses	14	13	7%
Expenses excluding depreciation, amortization and accretion	40	39	3%
Depreciation, amortization and accretion	17	17	(2)%
	57	57	1%
Operating income (loss)	$2	$(1)	N/M

Total TDS Telecom operating income	$37	$25	47%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
Free Cash Flow

	Three Months Ended March 31,
	2019	2018
(Dollars in millions)
Cash flows from operating activities (GAAP)	$327	$214
Less: Cash paid for additions to property, plant and equipment	155	131
Free cash flow (Non-GAAP) (1)	$172	$83

(1)
Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.